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                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by registrant / /

Filed by a party other than the registrant /x/           / /  Confidential,
                                                              for Use of the
                                                              Commission Only
Check the appropriate box:                                    (as permitted by
/ / Preliminary proxy statement                               Rule 14a-6(e)(2))

/ / Definitive proxy statement

/x/ Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                           RJR NABISCO HOLDINGS CORP.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)


                                BROOKE GROUP LTD.
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

                                 ---------------

Payment of filing fee (Check the appropriate box):

/ / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:
       (2) Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       (4) Proposed maximum aggregate value of transaction:
       (5) Total fee paid:

/x/ Fee paid previously with preliminary materials.

                                 ---------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid: ____________

(2)      Form, schedule or registration statement no.: _____________

(3)      Filing party: ____________________

(4)      Date filed: _________________

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                            GEORGESON & COMPANY INC.

ATTENTION: RJR NABISCO HOLDINGS CORP. SHAREHOLDERS

Enclosed please find, for Informational purposes, the Brooke Group Ltd. proxy solicitation materials for the upcoming Annual Meeting of RJR Nabisco Holdings Corp. Please note the actual proxy cards and/or voting instruction forms will be forwarded to you by the appropriate custodians and/or their mailing agent ADP. The record date for the Annual Meeting has been set for February 29, 1996; the date of the Annual Meeting is yet to be determined.

If you have any questions regarding the Brooke Group Ltd. solicitation, please contact Lloyd Lefcourt (212-440-9901) or Eric Bornstein (212-440-9950) of Georgeson & Company Inc.


                                                      GEORGESON & COMPANY INC.